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                          THE SEVEN SEAS SERIES FUND
                        SUPPLEMENT DATED MARCH 15, 1996
                     TO PROSPECTUS DATED DECEMBER 29, 1995

                     THE SEVEN SEAS SERIES YIELD PLUS FUND

Effective immediately, the second paragraph under "General Management -- Advisory Agreement" in the prospectus of The Seven Seas Series Yield Plus Fund is hereby amended to read in its entirety as follows:

     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. The individual primarily responsible for investment decisions regarding the Fund is Susan R. Bonfeld, Managing Director. Ms. Bonfeld has been with State Street since 1994, working on the fixed income team. Prior to State Street, Ms. Bonfeld was a vice president of sales for taxable fixed income products at CS First Boston. There are 11 other portfolio managers who work with Ms. Bonfeld in managing the Fund. For these services, the Fund pays Advisor a fee, calculated daily and paid monthly, equal to .25% annually of the Fund's average daily net assets.